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                                                                   EXHIBIT 10.25




                              AMB PROPERTY II, L.P.

                               SECOND AMENDMENT TO

                           TENTH AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

         This Second Amendment (this "Amendment") is made as of February 25, 2002, by AMB PROPERTY HOLDING CORPORATION, a Maryland corporation, as general partner (the "General Partner") of AMB PROPERTY II, L.P., a Delaware limited partnership (the "Partnership"), and as attorney-in fact for each of the limited partners of the Partnership (collectively, the "Limited Partners") for the purpose of amending the Tenth Amended and Restated Agreement of Limited Partnership of the Partnership dated as of December 6, 2001, as amended by the First Amendment to Tenth Amended and Restated Agreement of Limited Partnership dated as of January 1, 2002 (as amended, the "Partnership Agreement"). All defined terms used herein but not defined herein have the meanings assigned to them in the Partnership Agreement.

                  WHEREAS, pursuant to Section 7.3D(iv) of the Partnership Agreement, the General Partner may, without the consent of the other partners, amend the Partnership Agreement to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity in, correct or supplement any provision;

                  WHEREAS, pursuant to the authority granted under the Partnership Agreement, the General Partner desires to amend the Partnership Agreement to correct a typographical error with respect to the date after which the Series G Preferred Units may be redeemed.

         NOW THEREFORE, pursuant to Section 7.3D of the Partnership Agreement, the General Partner, on its own behalf and as attorney-in-fact for the Limited Partners, hereby amends the Partnership Agreement as follows:

         SECTION 1. Amendment to Section 20.5.A of the Partnership Agreement.

                  The first sentence of Section 20.5.A of the Partnership Agreement is deleted in its entirety and replaced with the following:

                  "The Series G Preferred Units may not be redeemed prior to August 29, 2005."

         SECTION 2. Miscellaneous.

                  2.1 Governing Law. This Amendment shall be construed under and governed by the internal laws of the State of Delaware without regard to its conflict of laws provisions.

         SECTION 3. Partnership Agreement. The Partnership Agreement and this Amendment shall be read together and shall have the same effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.




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         IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed as of the date set forth above by their duly authorized representatives.

                                   GENERAL PARTNER:

                                   AMB PROPERTY HOLDING CORPORATION,
                                   a Maryland corporation




                                   By: /s/ Michael A. Coke
                                       -----------------------------------------
                                           Michael A. Coke
                                           Executive Vice President and Chief
                                           Financial Officer

                                   COMMON LIMITED PARTNER:

                                   AMB PROPERTY, L.P., a Delaware limited
                                   partnership


                                   By:     AMB Property Corporation,
                                           its general partner


                                   By: /s/ Michael A. Coke
                                       -----------------------------------------
                                           Michael A. Coke
                                           Executive Vice President and Chief
                                           Financial Officer

                                   GENERAL PARTNER OF COMMON LIMITED PARTNER:

                                   AMB PROPERTY CORPORATION,
                                   a Maryland corporation



                                   By: /s/ Michael A. Coke
                                       -----------------------------------------
                                           Michael A. Coke
                                           Executive Vice President and Chief
                                           Financial Officer



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                                   LIMITED PARTNERS:

                                   By:     AMB PROPERTY HOLDING CORPORATION,
                                           a Maryland corporation, as
                                           attorney-in-fact for each of the
                                           Limited Partners

                                   By: /s/ Michael A. Coke
                                       -----------------------------------------
                                           Michael A. Coke
                                           Executive Vice President and Chief
                                           Financial Officer